APPLEBEE'S INTERNATIONAL, INC.

                POST-2004 NONQUALIFIED DEFERRED COMPENSATION PLAN





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                         APPLEBEE'S INTERNATIONAL, INC.
                POST-2004 NONQUALIFIED DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

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

SECTION 1             INTRODUCTION AND DEFINITIONS....................................................................1

         1.1    Purpose and Application of this Plan Document.........................................................1

         1.2    Definitions...........................................................................................1

         1.2.1         Account........................................................................................1

         1.2.2         Administrator..................................................................................1

         1.2.3         Affiliate......................................................................................1

         1.2.4         Annual Valuation Date..........................................................................1

         1.2.5         Base Pay.......................................................................................1

         1.2.6         Beneficiary....................................................................................1

         1.2.7         BFC............................................................................................2

         1.2.8         Board..........................................................................................2

         1.2.9         Bonus..........................................................................................2

         1.2.10        Change in Control..............................................................................2

         1.2.11        Code...........................................................................................2

         1.2.12        Compensation...................................................................................3

         1.2.13        Disabled or Disability.........................................................................3

         1.2.14        ECC............................................................................................3

         1.2.15        Employee.......................................................................................3

         1.2.16        Employer.......................................................................................3

         1.2.17        Employer Discretionary Contribution Credits....................................................3

         1.2.18        Employer Matching Contribution Credits.........................................................3

         1.2.19        Enrollment Period..............................................................................3

         1.2.20        ERISA..........................................................................................3

         1.2.21        Excess Compensation............................................................................3

         1.2.22        Fiduciary Committee............................................................................3

         1.2.23        Key Employee...................................................................................3

         1.2.24        Measuring Investments..........................................................................4

         1.2.25        Participant....................................................................................4

         1.2.26        Performance Based Bonus........................................................................4

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         1.2.27        Plan...........................................................................................4

         1.2.28        Plan Year......................................................................................4

         1.2.29        Post-2004 Account... ..........................................................................4

         1.2.30        Pre-2005 Account...............................................................................4

         1.2.31        Sponsor........................................................................................4

         1.2.32        Sponsor's 401(k) Plan..........................................................................4

         1.2.33        Terminates Employment or Terminated Employment, Terminating Employment or
                       Termination of Employment......................................................................4

         1.2.34        Unforeseeable Emergency........................................................................5

         1.2.35        Valuation Date.................................................................................5

         1.3    Gender................................................................................................5

         1.3.1         Gender and Number..............................................................................5

         1.4    Grandfather...........................................................................................5


SECTION 2             PARTICIPATION...................................................................................5

         2.1    Who May Participate...................................................................................5

         2.1.1         Eligible Participant...........................................................................5

         2.1.2         Terms and Conditions of Participation..........................................................6

         2.1.3         Termination of Participation...................................................................6


SECTION 3             CREDITS TO ACCOUNTS.............................................................................6

         3.1    Deferrals from Salary.................................................................................6

         3.1.1         Amount of Deferrals............................................................................6

         3.1.2         Suspension of Deferrals Due to Hardship or Unforeseeable Emergency Distribution................7

         3.2    Employer Matching Contribution Credits................................................................7

         3.3    Employer Discretionary Contribution Credits...........................................................7

         3.4    Credits from Measuring Investments....................................................................7


SECTION 4             ADJUSTMENT OF ACCOUNTS..........................................................................7

         4.1      Establishment of Accounts...........................................................................7

         4.2      Accounting Rules....................................................................................8


SECTION 5             VESTING OF ACCOUNTS.............................................................................8

         5.1    Participant Deferrals.................................................................................8

         5.2    Employer Contributions................................................................................8


SECTION 6             SPENDTHRIFT PROVISION...........................................................................8

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SECTION 7             DISTRIBUTIONS...................................................................................8

         7.1    Time of Distribution..................................................................................8

         7.2    Benefit Upon Disability...............................................................................9

         7.3    Benefit Upon Death....................................................................................9

         7.3.1         Retirement Death Benefit.......................................................................9

         7.3.2         Designation of Beneficiary.....................................................................9

         7.3.3         Failure of Designation.........................................................................9

         7.3.4         Disclaimers by Beneficiaries...................................................................9

         7.3.5         Death Prior to Full Distribution..............................................................10

         7.3.6         Application for Benefits......................................................................10

         7.4    Benefit Upon Other Termination of Employment.........................................................10

         7.4.1         Form of Distribution..........................................................................10

         7.4.2         Manner and Time of Election...................................................................10

         7.4.3         Calculation of Installment Amounts............................................................10

         7.5    Benefit Prior to Termination of Employment...........................................................11

         7.5.1         Post-2004 Account.............................................................................11

         7.6    Distributions in Cash or In Kind.....................................................................11

         7.7    Acceleration of Distribution.........................................................................11

         7.7.2         Payment of Employment Taxes...................................................................11

         7.7.3         Payment upon Income Inclusion under Section 409A of the Code..................................11

         7.8    Facility of Payment..................................................................................11

         7.9    Special IRS Transition Rule..........................................................................11


SECTION 8             FUNDING OF PLAN................................................................................12

         8.1    Unfunded Plan........................................................................................12

         8.2    Corporate Obligation.................................................................................12


SECTION 9             AMENDMENT AND TERMINATION......................................................................12

         9.1    Amendment and Termination............................................................................12

         9.2    Events Allowing Immediate Payment upon Plan Termination..............................................13

         9.3    No Oral Amendments...................................................................................13


SECTION 10            DETERMINATIONS - RULES AND REGULATIONS.........................................................13

         10.1   Determinations.......................................................................................13

         10.2   Rules and Regulations................................................................................13

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         10.3   Method of Executing Instruments......................................................................13

         10.4   Claims Procedure.....................................................................................13

         10.4.1        Original Claim................................................................................13

         10.4.2        Review of Denied Claim........................................................................14

         10.4.3        General Rules.................................................................................14

         10.5   Limitations and Exhaustion...........................................................................14

         10.5.1        Limitations...................................................................................14

         10.5.2        Exhaustion Required...........................................................................15


SECTION 11            PLAN ADMINISTRATION............................................................................15

         11.1   Officers.............................................................................................15

         11.2   ECC..................................................................................................15

         11.3   Administrator........................................................................................15

         11.4   Delegation...........................................................................................16

         11.5   Conflict of Interest.................................................................................16

         11.6   Administrator........................................................................................16

         11.7   Service of Process...................................................................................16

         11.8   Expenses.............................................................................................16

         11.9   Tax Withholding......................................................................................16

         11.10  Certifications.......................................................................................16

         11.11  Errors in Computations...............................................................................17


SECTION 12            CONSTRUCTION...................................................................................17

         12.1   Applicable Laws......................................................................................17

         12.1.1        ERISA Status..................................................................................17

         12.1.2        IRC Status....................................................................................17

         12.1.3        References to Laws............................................................................17

         12.2   Effect on Other Plans................................................................................17

         12.3   Disqualification.....................................................................................17

         12.4   Rules of Document Construction.......................................................................17

         12.5   Choice of Law........................................................................................18

         12.6   No Employment Contract...............................................................................18
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                         APPLEBEE'S INTERNATIONAL, INC.
                POST-2004 NONQUALIFIED DEFERRED COMPENSATION PLAN


                                   SECTION 1

                          INTRODUCTION AND DEFINITIONS

1.1 Purpose and Application of this of Plan Document. The purpose of this Plan document is to provide eligible Employees of the Sponsor and its Affiliates (collectively "Employer") with an opportunity to defer compensation on a tax-deferred basis with respect to compensation earned after December 31, 2004. The Plan is designed to be an unfunded deferred compensation plan for the benefit of a select group of management and highly compensated employees, and is intended to comply with section 409A of the Code and the proposed IRS regulations and other guidance issued thereunder. This amended and restated document is adopted effective as of January 1, 2005, and governs the terms related to deferrals of compensation earned after December 31, 2004. All deferrals with respect to compensation earned before January 1, 2005 ("Pre-2005 Deferrals"), were fully vested as of December 31, 2004 and the terms of the Plan in effect on October 3, 2004, shall remain in effect and apply solely to the Pre-2005 Deferrals.

1.2 Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings unless the context clearly requires a different meaning:

              1.2.1   Account   means  the   separate   bookkeeping   account(s)
      established with respect to each person who is a Participant in this Plan.

              1.2.2   Administrator   means  the   BFC   or  any   person(s)  or
      entity(ies) to whom or to which the BFC has delegated any and all plan administration authority, duties and responsibilities.

              1.2.3 Affiliate means a business entity that with the Sponsor is considered a single employer under section 414(b) or section 414(c) of the Code.

              1.2.4   Annual Valuation Date means each December 31.

              1.2.5   Base  Pay  means,  with  respect  to  a  Participant, such
      Participant's annual rate of base salary as determined by the Administrator in its sole discretion paid to such Participant by the Employer, before reduction because of salary deferrals into this Plan or any other plan or arrangement of the Employer whereby compensation is deferred, including, without limitation, a plan whereby compensation is reduced in accordance with section 401(k) or section 125 of the Code. "Base Pay" does not include any other remuneration paid by the Employer, including some or all Bonuses, overtime, stock options, distributions of compensation previously deferred, restricted stock, commissions, allowances for expenses (including moving, travel expenses and automobile expenses) and fringe benefits payable in a form other than cash.

              1.2.6   Beneficiary  means a person designated pursuant to Section
      7.3 to receive all or a part of the Participant's Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.


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              1.2.7   BFC  means  the Applebee's  International,  Inc.  Benefits
      Fiduciary Committee appointed by the Board.

              1.2.8 Board means the board of directors of the Sponsor or its successor. "Board" shall also mean and refer to such other person, persons or committee to whom the Board chooses to delegate designated aspects of plan administration in its sole discretion.

              1.2.9 Bonus means, with respect to a Participant, the total cash remuneration paid or payable to such Participant by the Employer under a bonus program, including a Performance Based Bonus, before reduction because of salary deferrals into this Plan or any other plan or arrangement of the Employer whereby compensation is deferred, including, without limitation, a plan whereby compensation is reduced in accordance with section 401(k) or section 125 of the Code. "Bonus" does not include any other remuneration paid by the Employer, including Base Pay, overtime, stock options, distributions of compensation previously deferred, restricted stock, commissions, allowances for expenses (including moving, travel expenses and automobile expenses) and fringe benefits payable in a form other than cash.

              1.2.10 Change in Control shall be deemed to have occurred if the conditions set forth in any one or more of the following have been satisfied, unless such condition shall have received prior approval of a majority vote of the Continuing Directors, as defined herein, indicating that the condition shall not constitute a Change in Control: (i) any "person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Act") (other than the Sponsor, any trustee or other fiduciary holding securities under an employee benefit plan of the Sponsor or any corporation owned, directly or indirectly, by the stockholders of the Sponsor in substantially the same proportions as their ownership of stock of the Sponsor), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Sponsor representing thirty percent (30%) or more of the combined voting power of the Sponsor's then outstanding securities; or
      (ii) during any period of two (2) consecutive years (not including any period prior to the effective date of the Applebee's International, Inc. 1995 Equity Incentive Plan), individuals ("Existing Directors") who at the beginning of such period constitute the Board , and any new director (and "Approved Director") (other than a director designated by a person who has entered into an agreement with the Sponsor to effect a transaction described in paragraph (i), (ii) or (iii) of this Section 1.2.6 whose election by the Board or nomination for election by the Sponsor's shareholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "Continuing Directors"), cease for any reason to constitute at least a majority of the Board; or (iii) the stockholders of the Sponsor approve a merger or consolidation of the Sponsor with any other person, other than (a) a merger or consolidation which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Sponsor or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger in which no "person" (as defined above acquires more than thirty percent (30%) of the combined voting power of the Sponsor's then outstanding securities; or (iv) the stockholders of the Sponsor approve a plan of complete liquidation of the Sponsor or an agreement for the sale or disposition by the Sponsor of all or substantially all of the Sponsor's assets (or any transaction having a similar effect).

              1.2.11  Code means the Internal Revenue Code of 1986, as amended.


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              1.2.12  Compensation   means   Base   Pay,    Bonus   and   Excess
      Compensation.

              1.2.13 Disabled or Disability with respect to a Participant, shall mean a determination of "Disability" pursuant to the Sponsor's long-term disability plan, if the definition of disability in such plan complies with clause (i) or (ii) in the next sentence. In the absence of such a plan being applicable to the Participant, "Disabled" or "Disability" shall mean the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
      (12) months; (ii) is by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Participant's Employer; or (iii) is determined to be disabled by the Social Security Administration.

              1.2.14  ECC  means the  Executive  Compensation  Committee  of the
      Board.

              1.2.15  Employee means an employee of the Sponsor or an Affiliate.

              1.2.16 Employer means the Sponsor and any Affiliate of the Sponsor with respect to such Affiliate's Employees.

              1.2.17 Employer Discretionary Contribution Credits means the amounts credited to the Plan in accordance with Section 3.3.

              1.2.18 Employer Matching Contribution Credits means the amounts credited to the Plan in accordance with Section 3.2.

              1.2.19 Enrollment Period means the period of time designated by the Administrator during which an eligible person may elect to defer Compensation for such Plan Year pursuant to the Plan. Each Enrollment Period must end prior to the first day of the Plan Year to which such Enrollment Period relates. Notwithstanding the foregoing, in the case of the first year in which a person becomes eligible to participate in the Plan, the Enrollment Period shall mean the thirty (30) day period immediately following the date the person is designated as being eligible for the Plan and any election to defer Compensation shall be effective as of the first day of the pay period next following the Administrator's receipt of the person's election to defer Compensation.

              1.2.20 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

              1.2.21 Excess Compensation means, with respect to a Participant, the total remuneration paid or payable to such Participant by the Employer for a calendar year that would not be deductible by the Employer due to the application of Section 162(m) of the Code.

              1.2.22 Fiduciary Committee means the Benefits Fiduciary Committee appointed by the Chief Executive Officer and such other person or persons to whom the Benefits Fiduciary Committee chooses to delegate designated aspects of plan administration in its sole discretion.

              1.2.23 Key Employee means key employee as defined by Section 416(i) of the Code without regard to Section 416(i)(5).


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              1.2.24  Measuring  Investments  shall have the meaning ascribed to such term in Section 3.4.

              1.2.25 Participant means an Employee of the Employer who is eligible to participate in this Plan in accordance with the provisions of
      Section 2 and who has elected to defer Compensation under Section 3. An Employee who has become a Participant shall be considered to continue as a Participant in this Plan until the date of the Participant's death or, if earlier, the date when the Participant no longer has any Account under this Plan (that is, the Participant has received a distribution of all of the Participant's Account).

              1.2.26 Performance Based Bonus means, with respect to a Participant, the total cash remuneration paid or payable to such Participant by the Employer under a bonus program that is contingent on the satisfaction of organizational or individual performance criteria, established in writing not later than ninety (90) days after the commencement of the period of service to which the criteria relates (provided that the Participant's satisfaction of the performance criteria is substantially uncertain at the time the criteria are established), relating to a performance period of a minimum of twelve (12) consecutive months, before reduction because of salary deferrals into this Plan or any other plan or arrangement of the Employer whereby compensation is deferred, including, without limitation, a plan whereby compensation is reduced in accordance with section 401(k) or section 125 of the Code. "Performance Based Bonus" shall not include any amount or portion of any amount that will be paid to Participant either regardless of performance or based upon a level of performance that is substantially certain to be met at the time the criteria is established. A Bonus that is based on the value of, or increase in the value of, Employer Stock does not qualify as a Performance Based Bonus.

              1.2.27  Plan   means  this   amended   and   restated   Applebee's
      International, Inc. Nonqualified Deferred Compensation Plan, as amended from time to time.

              1.2.28 Plan Year means the twelve (12) consecutive month period ending on each Annual Valuation Date. Notwithstanding the foregoing, if a Participant commences participation in the Plan after the first day of any calendar year, then his initial "Plan Year" shall commence on the date of participation and end on the following December 31st.

              1.2.29 Post-2004 Account means the separate bookkeeping account maintained for each Participant with respect to amounts deferred for calendar years beginning on or after January 1, 2005, and earnings thereon.

              1.2.30 Pre-2005 Account means the separate bookkeeping account maintained for each Participant with respect to amounts deferred for calendar years ending on or before December 31, 2004, and earnings thereon.

              1.2.31  Sponsor  means  Applebee's  International,   Inc.  or  any
      successor in interest.

              1.2.32 Sponsor's 401(k) Plan means the Applebee's International, Inc. 401(k) Savings Plan.

              1.2.33 Terminates Employment, Terminated Employment, Terminating Employment or Termination of Employment refers to the complete severance of an Employee's employment relationship with the Employer and all Affiliates for any reason. An Employee does not sever his or her employment relationship in a transfer from employment with an Employer to employment with an Affiliate of an Employer. If an Employer who is an


                                       4
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      Affiliate ceases to be an Affiliate because of a sale of substantially all the stock or assets of the Employer, then a Participant who is employed by that Employer and who ceases to be employed by a participating Employer in this Plan on account of the sale of substantially all the stock or assets of the Employer shall be considered to have Terminated Employment for the purpose of commencing distributions from this Plan.

              1.2.34 Unforeseeable Emergency means a severe financial hardship caused by an extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant that may not be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets (to the extent the liquidation of such assets would not cause a severe financial hardship), or by cessation of deferrals under this Plan, and that falls into one or more of the following categories: (i) an illness or accident of the Participant, the Participant's spouse, or any dependents of the Participants (as defined in Section 152 of the Code); (ii) unreimbursed and unreimbursable expenses for medical care described in Section 213(d) of the Code previously incurred by the Participant, the Participant's spouse, or any dependents of the Participants (as defined in Section 152 of the Code); (iii) payments necessary to prevent the eviction of the Participant from his or her primary residence or foreclosure on the mortgage of the Participant's primary residence; (iv) loss of the Participant's property due to casualty; or (v) funeral expenses incurred by the Participant related to the Participant's spouse or dependents of the Participant (as defined in Section 152 of the Code).

              1.2.35 Valuation Date means the business day coincident with or next preceding the Annual Valuation Date and any other date designated by the Board in its discretion.

1.3   Gender.

              1.3.1 Gender and Number. Except as otherwise indicated by context, masculine terminology used herein also includes the feminine and neuter, and terms used in the singular may also include the plural.

1.4 Grandfather. Amounts earned and vested under the Plan on or before December 31, 2004 shall be governed by the terms of the plan in effect on and before December 31, 2004. The terms of the Plan governing amounts earned and vested under the Plan on or before December 31, 2004 shall not be materially modified after October 23, 2004 (as determined in accordance with Section 409A of the Code and any regulations promulgated thereunder). Amounts earned and vested under the Plan on or before December 31, 2004 shall be segregated from amounts earned and vested on or after January 1, 2005 in Participants' Pre-2005 Accounts. The terms of this amended and restated document apply only to amounts that are earned or become vested after December 31, 2004.

                                    SECTION 2

                                  PARTICIPATION

2.1   Who May Participate.

              2.1.1 Eligible Participant. Effective January 1, 2007, an Employee of the Employer who has a salary grade of twelve or higher, or who is employed in field or franchise operations and has a title of General Manager or higher is eligible to become a Participant in the Plan. On or before December 31, 2006, an Employee of the Employer who has a salary grade of thirteen or higher is eligible to become a Participant in the Plan. Notwithstanding the foregoing, no Employee of the Employer shall be eligible to participant in the Plan if the Plan Administrator,


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      Board, ECC or Chief Executive Officer determines that such Employee is not a member of a select group of management or highly compensated employees (as that expression is used in ERISA), or determines that such Employee should be excluded from participation in the Plan for any other reason or no reason.

              2.1.2 Terms and Conditions of Participation. Each eligible Employee shall be eligible to begin participation as of the entry date determined by the Administrator.

              2.1.3 Termination of Participation. O nce an individual has become a Participant in the Plan, participation shall continue until the date of the Participant's death or, if earlier, the date when the Participant has received payment in full of all benefits to which the Participant or Beneficiary is entitled under the Plan. However, the Plan Administrator, Board, ECC or Chief Executive Officer may direct that any
     Participant may not make future Compensation deferrals, effective as of the first day of the year next following such determination.


                                   SECTION 3

                               CREDITS TO ACCOUNTS

3.1   Deferrals from Salary.

              3.1.1   Amount of Deferrals.

                      (a) Base Salary Deferrals. By the means specified by the Plan Administrator, a Participant may irrevocably elect to defer up to fifty percent (or such other percentage determined by the Administrator prior to the deferral election being made) of his Base Pay for a Plan Year in the percentage increments determined by the Administrator. The Administrator shall establish the minimum deferral percentage prior to the deferral election being made. To be effective for a Plan Year beginning on or after January 1, 2005, the form must be received by the Employer during the Enrollment Period for the applicable Plan Year.

                      (b) Bonus Deferrals. By the means specified by the Plan Administrator, a Participant may irrevocably elect to defer up to one hundred percent (or such other percentage determined by the Administrator prior to the deferral election being made) of the Bonus payable for the performance period that corresponds to a Plan Year. The Administrator shall establish the minimum deferral percentage prior to the deferral election being made. The maximum Bonus deferral shall be the amount that results in a zero Bonus payment after all applicable taxes and the deferral have been withheld from the Bonus. A Participant's deferral elections for Base Pay and Bonus may be different. To be effective for a Plan Year, the form must be received by the Employer during the Enrollment Period for the applicable Plan Year, except that, in the case of deferral of a Performance Based Bonus, the form must be received no later than six (6) months prior to the expiration of the applicable performance period (no later than June 30th for a performance period ending on December 31st), provided that the Participant was employed by his Employer continuously from the date the performance criteria was established through the date of the Participant's election and that the payment of such Performance Based Bonus is not substantially certain or readily ascertainable at the time the deferral election is made.

                      (c) Deferrals of Excess Compensation. On forms furnished by and filed with the Employer, a Participant may irrevocably elect to defer an amount equal to 100% of Excess Compensation. To be effective for a Plan Year, the form must be received by the Employer during the Enrollment Period for the applicable Plan Year.

              3.1.2 Suspension of Deferrals Due to Hardship or Unforeseeable Emergency Distribution. A Participant's deferrals from Compensation pursuant to this Section 3.1 will cease upon such Participant receiving a hardship distribution from Sponsor's 401(k) Plan or upon such Participant receiving an Unforeseeable Emergency distribution from this Plan, and any later deferral election following the cessation may not be made before the Enrollment Period that ends on or after the date that is at least twelve months following the cessation of deferrals.

3.2 Employer Matching Contribution Credits. The Employer shall make matching contributions with respect to a Participant's deferrals for any Plan Year at the same rate as matching contributions under the Sponsor's 401(k) Plan, except that for purposes of this Plan, the Code ss.402(g) and 415 limits shall not be taken into account. Participants shall not be entitled to receive matching contributions with respect to a Participant's deferrals for a Plan Year unless the Participant is employed by the Employer on the last day of the Plan Year; however, a Participant shall be eligible to receive matching contributions if the Participant has died, Terminated Employment on or after attaining age 59 1/2, becomes Disabled during the Plan Year, or the Administrator waives the employment requirement. Any Employer Matching Contribution Credits pursuant to this Section shall be subject to the vesting rules of Section 5.

3.3 Employer Discretionary Contribution Credits. The ECC may in its sole and absolute discretion, choose to make additional contribution credits on behalf of any one or more Participants in the Plan. Any Employer Discretionary Contribution Credits pursuant to this Section shall be subject to the vesting rules of Section 5, unless otherwise specified by the Board.

3.4 Credits from Measuring Investments. On forms furnished by and filed with the Administrator prior to the first day of each month, each Participant may, to the extent permitted by the Administrator, designate the "Measuring Investments," which shall be used to determine the value of such Participant's Account.

The Accounts and such Measuring Investments are specified solely as a device for computing the amount of benefits to be paid by the Employer under this Plan, and the Employer is not required to purchase such investments.

Participants may elect to transfer their account balances between the Measuring Investments in such manner and at such times as determined by the Administrator in its sole discretion. Expenses that would be attributable to the acquisition of Measuring Investments shall be charged to the Account of the Participant for which such Measuring Investment is treated as having been made. The Measuring Investments and rules for implementation of this Section (including rules for designating and changing Measuring Investments) shall be determined and revised by the Administrator in its sole and absolute discretion.



                                   SECTION 4

                             ADJUSTMENT OF ACCOUNTS

4.1 Establishment of Accounts. There shall be established for each Participant an unfunded, bookkeeping Pre-2005 Account and Post-2004 Account which shall be adjusted as of each Valuation Date.

4.2 Accounting Rules. A Participant's Pre-2005 Account will be credited with all amounts earned and vested on or before December 31, 2004, and any credits for Measuring Investments with respect thereto. All amounts deferred, earned or vested on or after January 1, 2005 and any credits for Measuring Investments with respect thereto will be credited to a Participant's Post-2004 Account. The Administrator shall be entitled to adopt and revise additional accounting rules for the Accounts.

                                   SECTION 5

                               VESTING OF ACCOUNTS

5.1 Participant Deferrals. A Participant's voluntary deferrals made pursuant to Section 3.1 shall be fully vested immediately.

5.2 Employer Contributions. Each Participant's interest in Employer Matching Contribution Credits under Section 3.2 shall be fully vested immediately. Each Participant's interest in Employer Discretionary Contribution Credits under
Section 3.3 shall be fully vested, unless otherwise specified by the ECC at the time the Employer Discretionary Contribution Credit is made.

                                   SECTION 6

                              SPENDTHRIFT PROVISION

No Participant or Beneficiary shall have any interest in the Account which can be transferred nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Employer, nor shall the Administrator recognize any assignment thereof, either in whole or in part, nor shall the Account be subject to attachment, garnishment, execution following judgment or other legal process before the Account is distributed to the Participant or Beneficiary.

Notwithstanding the foregoing, the Administrator will comply with a domestic relations order to the extent the Fiduciary Committee determines that such order would satisfy the requirements of a "qualified domestic relations order" within the meaning of section 414(p) of the Code and to the extent the order provides for an immediate lump sum payment to the "alternate payee" within the meaning of section 414(p) of the Code.

The power to designate Beneficiaries to receive the Account of a Participant in the event of such Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber such Participant's Account or any part thereof and any attempt of a Participant to so exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Administrator.

                                   SECTION 7

                                 DISTRIBUTIONS

7.1 Time of Distribution. A Participant's vested Post-2004 Account (reduced by the amount of any applicable payroll, withholding and other taxes) shall be distributable upon the event/date and in the form set forth in this Section 7. The amount of such distribution shall be determined as of the Valuation Date immediately preceding payment of the distribution and shall be paid (or, in the case of installments, commenced) on the 10th day of the month following the month in which Termination of Employment occurs. Notwithstanding the foregoing, a Participant may elect to have a distribution paid on the date one year after the 10th day of the month following the month in which Termination of Employment occurs or the date two years after the 10th day of the month following the month in which Termination of Employment occurs. Any Participant election must be made on forms furnished by and received by the Administrator in accordance with
Section 7.4.2. Notwithstanding the foregoing, distributions to Key Employees pursuant to Section 7.4 shall be made or commence on the later of the elected payment date or the 10th day of the month that next follows six (6) months following the Key Employee's Termination of Employment. In addition, a Participant may choose to defer distribution at least five (5) years after the date distribution would otherwise be due to the Participant provided that the election to make a change is made on a form acceptable to the Administrator and is received by the Administrator at least twelve (12) months before the date distribution would otherwise be due to the Participant. A Participant's vested Pre-2005 Account shall be distributable in accordance with terms of the Plan effective on or before December 31, 2004 (prior to this restatement of the Plan).

7.2 Benefit Upon Disability A Participant's vested Post-2004 Account shall be distributed in the event of the Participant's separation from service due to Disability in the same form (i.e. lump sum or installments) as the Participant would have received such benefit had the Participant otherwise Terminated Employment.

7.3   Benefit Upon Death.

              7.3.1 Retirement Death Benefit. The Participant's vested Post-2004 Account shall be paid to the Participant's Beneficiary in the event of the Participant's death in the same form (i.e. lump sum or installments) as the Participant would have received such benefit had the Participant survived. If a Beneficiary is receiving installments and dies before all installments have been paid, the remaining benefit shall be paid to the Beneficiary's estate. In the event any unpaid benefit is to be paid to an estate, such benefit will be paid in a single lump sum.

              7.3.2 Designation of Beneficiary. Each Participant may designate, on forms or by such other means furnished by and filed with the Administrator, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of such Participant's Account in the event of such Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Fiduciary Committee during the Participant's lifetime.

              7.3.3   Failure  of Designation.  If a  Participant  (i)  fails to designate a Beneficiary, (ii) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or (iii) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant, then such Participant's Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the Participant's surviving spouse (unless legally separated), if any, and otherwise to the representative of Participant's estate.

              7.3.4 Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Account may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Account is disclaimed or shall specify the portion thereof that is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to the Fiduciary Committee after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Fiduciary Committee. A disclaimer shall be considered to be delivered to the Fiduciary Committee only when actually received by the Fiduciary Committee. The Fiduciary Committee shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of any other provisions under this Plan. No other form of attempted disclaimer shall be recognized by the Fiduciary Committee.

              7.3.5 Death Prior to Full Distribution. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate, except pursuant to Section 7.3.3).

              7.3.6 Application for Benefits. Distribution shall not be made to any Beneficiary until such Beneficiary shall have filed a written application for benefits in a form acceptable to the Administrator and such application shall have been approved by the Administrator.

7.4   Benefit Upon Other Termination of Employment.

              7.4.1 Form of Distribution. The Participant's vested Post-2004 Account shall be distributed in the event the Participant Terminates Employment under circumstances not constituting Disability or death and shall be distributed in accordance with the Participant's election in either (i) a single lump sum; (ii) a series of five (5) annual installments; or (iii) a series of ten (10) annual installments. In the absence of any such election, distribution shall be made in a single lump sum.

              7.4.2 Manner and Time of Election. On forms furnished by and received by the Administrator, each Participant shall elect, by the later of December 31, 2006 or the time of first electing to defer post-2005 Compensation, the time and form of distribution pursuant to Sections 7.1 and 7.4.1, with respect to Participant's vested Post-2004 Account. The Administrator may permit any Participant to change any such election with regard to Post-2004 Account balances, provided that the election to make a change is made on a form acceptable to the Administrator, does not take effect until at least twelve months after the date on which the election was received by the Administrator, is received by the Administrator at least twelve (12) months before the date distribution would otherwise be due on account of the Participant Terminating Employment and distribution is deferred at least five (5) years after the date distribution would otherwise be due on account of the Participant Terminating Employment.

              7.4.3 Calculation of Installment Amounts. If five (5) annual installments are elected, the amount of the first installment (if any) shall be twenty percent (20%) of the Participant's entire vested Account balance. The second installment shall be one-fourth (1/4) of the then existing vested Account balance, and so on. If ten (10) annual installments are elected, the amount of the first installment shall be ten percent (10%) of the Participant's entire vested Account Balance. The second installment shall be one-ninth (1/9) of the then existing vested Account balance, and so on. Each installment shall be paid on the anniversary date of the prior installment.

7.5   Benefit Upon Unforeseeable Emergency.

              7.5.1 Post 2004-Account. On forms furnished by and filed with the Administrator, a Participant may request a distribution due to an Unforeseeable Emergency. Upon a determination of an Unforeseeable Emergency in its sole and absolute discretion, the Administrator may accelerate and cause all or part of the value of a Participant's Post-2004 Account to be paid to the Participant as soon as reasonably practicable following the determination of an Unforeseeable Emergency. An accelerated distribution pursuant to this Section 7.5.2 may not exceed the amount necessary to relieve the Unforeseeable Emergency need.

7.6   Distributions in  Cash or In Kind. All  distributions from this Plan shall
be  made  in  cash  or  in  other   property  in  the  sole  discretion  of  the
Administrator.

7.7   Acceleration of Distribution.

              7.7.1 Payment of Employment Taxes. The Participant may receive an immediate lump sum distribution in the amount required to pay the taxes described below, in the event a Participant is required to pay: (1) the Federal Insurance Contributions Act (FICA) tax imposed under sections 3101, 3121(a) and 3121(v)(2) of the Code on amounts deferred under this Plan; (2) income tax at the source on wages imposed under section 3401 of the Code or the corresponding withholding provisions of applicable state, local or foreign tax laws as a result of the payment of the FICA tax on amounts deferred under this Plan; or (3) the additional income tax at the source on wages imposed under the pyramiding provisions of section 3401 wages and taxes on amounts deferred under this Plan.

              7.7.2 Payment upon Income Inclusion under Section 409A of the Code. In the event this Plan fails to meet the requirements of section 409A of the Code after application of Section 12.1.2, said Participant will receive a single lump sum distribution as soon as administratively practicable in the amount required to be included in income as a result of the failure to comply with the requirements of section 409A of the Code.

7.8 Facility of Payment. In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under this Plan, payment shall be made by the Employer, if the Administrator shall be advised of the existence of such condition: (i) to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or
(ii) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Administrator that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary. Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of the Employer therefore.

7.9 Special IRS Transition Rule. Notwithstanding the preceding provisions of this Section 7 or any other provision in this Plan to the contrary, each Participant shall be allowed to modify any prior election regarding the time and form of payment in accordance with IRS Notice 2005-1 and the proposed IRS regulations under section 409A of the Code. Any such modifications shall be made no later than December 31, 2006, or such later date as may be authorized under applicable IRS guidance.

                                   SECTION 8
                                FUNDING OF PLAN


8.1 Unfunded Plan. The obligation of the Employer to make payments under this Plan constitutes an unsecured (but legally enforceable) joint and several promise of each Employer to make such payments. No Participant shall have any lien, prior claim or other security interest in any property of the Employer. The Employer shall have no obligation to establish or maintain any fund, trust or account (other than a bookkeeping account or reserve) for the purpose of funding or paying the benefits promised under this Plan. If such a fund, trust or account is established, the property therein shall remain the sole and exclusive property of the Employer. The Employer shall be obligated to pay the cost of this Plan out of its general assets. All references to accounts, contributions, accruals, Measuring Investments, gains, losses, income, expenses, payments, custodial funds and the like are included merely for the purpose of measuring the Employer' obligation to Participants in this Plan and shall not be construed to impose on the Employer the obligation to create any separate fund for purposes of this Plan.

8.2 Corporate Obligation. Neither any officer of any Employer nor any member of the Board in any way secures or guarantees the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each Participant and other person entitled at any time to payments hereunder shall look solely to the assets of the Employer for such payments as an unsecured, general creditor. After benefits shall have been paid to or with respect to a Participant and such payment purports to cover in full the benefit hereunder, such former Participant or other person or persons, as the case may be, shall have no further right or interest in the other assets of the Employer in connection with this Plan. No person shall be under any liability or responsibility for failure to effect any of the objectives or purposes of this Plan by reason of the insolvency of the Employer.


                                   SECTION 9
                           AMENDMENT AND TERMINATION


9.1 Amendment and Termination. The Board may unilaterally amend the Plan prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate this Plan both with regard to persons receiving benefits and persons expecting to receive benefits in the future; provided, however, that:

                      (i) the benefit, if any, payable to or with respect to a Participant who has Terminated Employment on or before the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination (but the Board may terminate the Plan completely and provide for immediate payment of all Accounts under the Plan in single lump sum payments as provided in Section 9.2 below),

                      (ii) the benefit, if any, payable to or with respect to each other Participant determined as if such Participant Terminated Employment on the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination (but the Board may terminate the Plan completely and provide for immediate payment of all Accounts under the Plan in single lump sum payments as provided in Section 9.2 below), and

                      (iii) no  amendment  or  termination  is in  violation  of section 409A of the Code.

9.2 Events Allowing Immediate Payment upon Plan Termination. The Board may terminate the Plan completely and Participants will receive immediate payment of all Accounts under the Plan in a single lump sum in accordance with one of the following: (1) within twelve (12) months of a corporate dissolution taxed under section 331 of the Code or with the approval of a bankruptcy court in accordance with 11 U.S.C. ss.503(b)(1)(A) provided that the payment is made as soon as administratively practicable following the termination of the Plan; or (2) within the thirty (30) days preceding or the twelve (12) months following a Change in Control provided that all substantially similar arrangements of the Sponsor are terminated and payment is made within twelve (12) months of the termination of the Plan; or (3) the Plan and all similar arrangements that would be aggregated with the Plan in accordance with Treasury Regulation ss.1.409A-1(c)(2) are terminated, a new arrangement that would be aggregated with the Plan in accordance with Treasury Regulation ss.1.409A-1(c)(2) is not adopted five (5) years or sooner following the termination of the Plan, payment is made within twenty four (24) months of the termination of the Plan and no payment (other than a payment that would have been made if the termination had not occurred) is made within twelve (12) months of the termination of the Plan.

9.3 No Oral Amendments. No modification of the terms of the Plan or termination of this Plan shall be effective unless it is in writing and signed on behalf of the Board by a person authorized to execute such writing. No oral representation concerning the interpretation or effect of the Plan shall be effective to amend the Plan.



                                   SECTION 10
                     DETERMINATIONS - RULES AND REGULATIONS


10.1 Determinations. The Fiduciary Committee shall make such determinations as may be required from time to time in the administration of this Plan. The Fiduciary Committee shall have the discretionary authority and responsibility to interpret and construe the Plan and to determine all factual and legal questions under this Plan, including but not limited to the entitlement of Participants and Beneficiaries, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

10.2 Rules and Regulations. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Fiduciary Committee.

10.3 Method of Executing Instruments. Information to be supplied or written notices to be made or consents to be given by the Fiduciary Committee pursuant to any provision of the Plan may be signed in the name of the Fiduciary Committee by any member who has been authorized to make such certification or to give such notices or consents.

10.4  Claims Procedure.  The  claims  procedure  set  forth in this Section 10.4
shall  be  the  exclusive  administrative   procedure  for  the  disposition  of
claims for benefits arising under this Plan.

              10.4.1 Original Claim. Any person may, if he or she so desires, file with the Fiduciary Committee a written claim for benefits under this Plan. The Fiduciary Committee shall designate one or more of its members or any other person to consider the claims (the "Claim Official"). Within ninety (90) days after the filing of such a claim (or forty-five (45) days in the case of a disability claim), the Claim Official shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty (180) days from the date the claim was filed or seventy five (75) days in the case of a disability claim) to reach a decision on the claim. If the claim is denied in whole or in part, the Claim Official shall state in writing:

                      (i)   the specific reasons for the denial;

                      (ii) the specific references to the pertinent provisions of the Plan on which the denial is based;

                      (iii) a  description  of   any   additional   material  or
              information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                      (iv) an explanation of the claims review procedure set forth in this section.

              10.4.2 Review of Denied Claim. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part (or within one hundred eighty (180) days in the case of a disability claim), the claimant may file with the members of the Fiduciary Committee who did not serve as a Claim Official (the "Appeal Official") a written request for a review and may, in conjunction therewith, submit written issues and comments. If the claimant or his duly authorized representative fails to file such appeal within such sixty (60) or one hundred eighty (180) day timeframe, the claimant shall be deemed to have waived any right to appeal the denial of the claim. Within sixty (60) days after the filing of such a request for review (or within forty-five (45) days in the case of a disability claim), the Appeal Official shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty (120) days from the date the request for review was filed or ninety (90) days in the case of a disability claim) to reach a decision on the request for review.

              10.4.3 General Rules. No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Fiduciary Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Fiduciary Committee upon request. All decisions on original claims shall be made by the Claim Official and all decisions on requests for a review of denied claims shall be made by the Appeal Official. The Claim and Appeal Officials may, in their discretion, hold one or more hearings on a claim or a request for a review of a denied claim. A claimant may be represented by a lawyer or other representative (at the claimant's own expense), but the Claim and Appeal Officials reserve the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled, upon request, to copies of all notices given to the claimant. The decision of the Claim Official on a claim and a decision of the Appeal Official on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied. Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of the Plan and all other pertinent documents in the possession of the Claim and Appeal Officials.

10.5  Limitations and Exhaustion.

              10.5.1 Limitations. No claim shall be considered under these administrative procedures unless it is filed with the Fiduciary Committee within one (1) year after the claimant knew (or reasonably should have known) of the principal facts on which the claim is based. Every untimely claim shall be denied by the Fiduciary Committee without regard to the merits of the claim. No legal action (whether arising under section 502 or section 510 of ERISA or under any other statute or non-statutory law) may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:
      (i) two (2) years after the claimant knew (or reasonably should have known) of the principal facts on which the claim is based, or (ii) ninety
      (90) days after the claimant has exhausted these administrative procedures. Knowledge of all facts that a Participant knew (or reasonably should have known) shall be imputed to each claimant who is or claims to be a Beneficiary of the Participant (or otherwise claims to derive an entitlement by reference to a Participant) for the purpose of applying the one (1) year and two (2) year periods.

              10.5.2 Exhaustion Required. The exhaustion of these administrative procedures is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes: (i) no claimant shall be permitted to commence any legal action relating to any such claim or dispute (whether arising under section 502 or section 510 of ERISA or under any other statute or non-statutory law) unless a timely claim has been filed under these administrative procedures and these administrative procedures have been exhausted; and (ii) in any such legal action all explicit and implicit determinations by the Claim and Appeal Officials (including, but not limited to, determinations as to whether the claim was timely filed) shall be afforded the maximum deference permitted by law.


                                   SECTION 11

                              PLAN ADMINISTRATION

11.1 Officers. Except as hereinafter provided, functions generally assigned to the Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

11.2  ECC. The ECC shall:

                      (i)   amend the Plan or terminate the Plan;

                      (ii)  determine eligibility pursuant to Section 2.1;-

                      (iii) determine  contribution  credits pursuant to Section
              3.3; and

                      (iv) determine whether distributions will be in cash or other property pursuant to Section 7.6.

      If there shall at any time be three (3) or more members of the Board serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

11.3  Administrator  The Administrator shall:

                      (i) keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the

              Employer of any action taken by the Board and, when required, notify any other interested person or persons;

                      (ii) determine from the records of the Employer the compensation, status and other facts regarding Participants and other Employees;

                      (iii) prescribe  forms  to  be  used  for   distributions,
              notifications, etc., as may be required in the administration of the Plan;

                      (iv) set up such rules, applicable to all Participants similarly situated, as are deemed necessary to carry out the terms of this Plan;

                      (v) perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan and performing the duties imposed on it by the Board;

                      (vi) resolve all questions of administration of the Plan not specifically referred to in this section; and

                      (vii) delegate  or  re-delegate  to  one or more  persons, jointly or severally, and whether or not such persons are members of the Board or Employees of any Employer, such functions assigned to the Board hereunder as it may from time to time deem advisable.

11.4 Delegation. No Administrator shall be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of the Plan or pursuant to procedures set forth in the Plan, except to the extent that liability is imposed under ERISA.

11.5 Conflict of Interest. If any individual to whom authority has been delegated or re-delegated hereunder shall also be a Participant in this Plan, such Participant shall have no authority with respect to any matter specially affecting such Participant's individual rights hereunder or the interest of a person superior to him or her in the organization (as distinguished from the rights of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to other individuals as the case may be, to the exclusion of such Participant, and such Participant shall act only in such Participant's individual capacity in connection with any such matter.

11.6 Administrator. The BOB shall be the administrator for purposes of section 3(16)(A) of ERISA.

11.7 Service of Process. In the absence of any designation to the contrary by the Board, the BOB is designated as the appropriate and exclusive agent for the receipt of process directed to this Plan in any legal proceeding, including arbitration, involving this Plan.

11.8 Expenses. All expenses of administering this Plan shall be borne by the Employer.

11.9 Tax Withholding. The Employer shall withhold the amount of any federal, state or local income tax or other tax required to be withheld by the Employer under applicable law with respect to any amount payable under this Plan.

11.10 Certifications. Information to be supplied or written notices to be made or consents to be given by the Board pursuant to any provision of this Plan may be signed in the name of the Board by any officer of an Employer who has been authorized to make such certification or to give such notices or consents.

11.11 Errors in Computations. The Employer shall not be liable or responsible for any error in the computation of the Account or the determination of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Employer and used by the Board in determining the benefit. The Board shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth and any prior overpayment may be recovered by the Sponsor.


                                   SECTION 12

                                  CONSTRUCTION

12.1  Applicable Laws.

              12.1.1 ERISA Status. This Plan is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in section 201(2), section 301(3) and section 401(a)(1) of ERISA. Each provision shall be interpreted and administered accordingly.

              12.1.2 IRC Status. This Plan is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this Plan. The rules of section 3121(v) and section 3306(r)(2) of the Code shall apply to this Plan. To the extent provisions of this Plan do not comply with section 409A of the Code, the non-compliant provisions shall be interpreted and applied in the manner that complies with section 409A of the Code and implements the intent of this Plan as closely as possible.

              12.1.3 References to Laws. Any reference in the Plan to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

12.2 Effect on Other Plans. This Plan shall not alter, enlarge or diminish any person's employment rights or obligations or rights or obligations under any other employee pension benefit or employee welfare benefit plan.

12.3 Disqualification. Notwithstanding any other provision of the Plan or any election or designation made under this Plan, any potential Beneficiary who feloniously and intentionally kills a Participant shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant. A final judgment of conviction of felonious and intentional killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Board shall determine whether the killing was felonious and intentional for this purpose.

12.4  Rules of Document Construction.

              12.4.1 An individual shall be considered to have attained a given age on such individual's birthday for that age (and not on the day before). Individuals born on February 29 in a leap year shall be considered to have their birthdays on February 28 in each year that is not a leap year.

              12.4.2 Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular paragraph or Section of the Plan unless the context clearly indicates to the contrary.

              12.4.3 The titles given to the various Sections of the Plan are inserted for convenience of reference only and are not part of the Plan, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof.

              12.4.4 Notwithstanding anything apparently to the contrary contained in the Plan, the Plan shall be construed and administered to prevent the duplication of benefits provided under this Plan and any other qualified or nonqualified plan maintained in whole or in part by the Employer.

12.5 Choice of Law. Except to the extent that federal law is controlling, this instrument shall be construed and enforced in accordance with the laws of the State of Kansas.

12.6 No Employment Contract. This Plan is not and shall not be deemed to constitute a contract of employment between the Employer and any person, nor shall anything herein contained be deemed to give any person any right to be retained in the Employer's employ or in any way limit or restrict the Employer's right or power to discharge any person at any time and to treat any person without regard to the effect which such treatment might have upon him or her as a Participant in this Plan. Neither the terms of the Plan nor the benefits under this Plan or the continuance of the Plan shall be a term of the employment of any Employee. The Employer shall not be obliged to continue this Plan.

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, this amended and restated Plan is adopted effective as of January 1, 2005.



                                            APPLEBEE'S INTERNATIONAL, INC.


                                            By:_________________________________


                                            Title:______________________________

                               RESOLUTIONS OF THE
                         APPLEBEE'S INTERNATIONAL, INC.
                        EXECUTIVE COMPENSATION COMMITTEE
                                 August __, 2006

         WHEREAS, the Executive Compensation Committee (the "Committee") of Applebee's International, Inc. (the "Company") desires to amend and restate the Applebee's International, Inc. Nonqualified Deferred Compensation Plan ("DCP") in a manner designed to comply with the requirements of IRC Section 409A and the proposed regulations issued thereunder; and

         WHEREAS, the Committee will at a future date make any further amendments to the DCP that are necessary to comply with the final regulations under IRC Section 409A after they are issued;

         RESOLVED,   that  the  form  of  the  DCP  attached  hereto  is  hereby authorized, approved and adopted effective as of January 1, 2005.